UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16640 Stagg Street,
Van Nuys, California		91406
(Address of principal executive offices)		(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐



If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐



Item 1.01Entry into a Material Definitive Agreement

Paycheck Protection Program

On April 15, 2020, Capstone Turbine Corporation (the “Company”) submitted an application to its banking partner Western Alliance Bank, an Arizona corporation (“Western Alliance”) under the Small Business Administration (the “SBA”) Paycheck Protection Program enabled by the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “CARES Act”). Western Alliance entered into Note on April 24, 2020 (the “Note”) with the Company and agreed to make available to the Company a loan in the amount of $2,610,200.00 (the “Loan”). The Company received the full amount of the Loan on April 24, 2020 (the “Initial Disbursement Date) and currently plans to use the proceeds to support fixed costs such as payroll costs, rent and utilities in accordance with the relevant terms and conditions of the CARES Act.

The advance under the Loan bears interest at a rate per annum of 1%. The term of the Loan is two years, ending April 24, 2022 (the “Maturity Date”).

Beginning on the seventh month following the Initial Disbursement Date, the Company is required to pay monthly principal and interest payments, with each installment payment first to pay interest accrued since the Initial Disbursement Date, then to bring principal current. The Company may adjust the payment amount periodically to amortize the principal over the remaining term of the Note.

The Loan may be forgiven partially or fully if the funding received are used for payroll costs, interest on mortgages, rent, and utilities, provided that at least 75% of the forgiven amount has been used for payroll costs. Forgiveness is based on the Company maintaining, or quickly rehiring employees and maintaining applicable salary levels.

Forgiveness will be reduced if full-time headcount declines, or if salaries and wages decrease. Any forgiveness of the Loan shall be subject to approval of the SBA and will require the Company and Western Alliance to apply to the SBA for such treatment in the future.

The Note also provides for customary events of default, including, among others, events of default relating to failure to make payment, bankruptcy, breaches of representations, failure to pay taxes due and material adverse effects.

The foregoing summary of the Note does not purport to be complete and is qualified in its entirety by reference to the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Third Amendment to the Note Purchase Agreement

On April 24, 2020, the Company, certain subsidiaries of the Company and Goldman Sachs Specialty Lending Group, L.P. (as successor in interest to Goldman Sachs Specialty Lending Holdings, Inc.) (the “Purchaser” and collectively, the “Parties”) entered into a Third Amendment (the “Third Amendment”) to the Note Purchase Agreement, dated February 4, 2019, by and among the parties thereto (as amended, the “Note Purchase Agreement”) in connection with the sale of senior secured notes of the Company in a private placement exempt from registration under the Securities Act of 1933, as amended. Under the Third Amendment, the parties agreed to amend the Note Purchase Agreement to, among other things, carve out the Loan pursuant to the CARES Act from the negative covenants restricting the Company from incurring certain debt and the related terms and conditions as a result of such Loan. All other provisions, terms and conditions of the Note Purchase Agreement remain in effect, as previously reported in the Current Reports on Form 8-K filed on February 5, 2019 and December 9, 2019, which are incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Item 7.01Regulation FD Disclosure

On April 29, 2020, the Company issued a press release that the Company received the Loan under the CARES Act. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning the Company’s expectations, anticipations, intentions, beliefs or strategies regarding the Loan. These express or implied statements are not promises or guarantees and involve substantial risks and uncertainties. Among the factors that could cause actual results to differ materially from those described or projected herein are the following: financial market conditions; actions by the Loan parties; changes by the SBA or other governmental authorities regarding the CARES Act, the Payroll Protection Program or related administrative matters; and the Company’s and Western Alliance’s ability to comply with the terms of the Loan and the CARES Act, including to use the proceeds of the Loan as described herein. A further list and description of these risks, uncertainties and other risks associated with an investment in the Company can be found in Company’s filings with the U.S. Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K to reflect subsequently occurring events or circumstances.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1

Third Amendment to the Note Purchase Agreement, dated as of April 24, 2020, by and among Capstone Turbine Corporation, certain subsidiaries of the Company and Goldman Sachs Specialty Lending Group, L.P. (as successor in interest to Goldman Sachs Specialty Lending Holdings, Inc.)

10.1	Note between Western Alliance Bank and Capstone Turbine Corporation, effective as of April 24, 2020
99.1	Press Release of Capstone Turbine Corporation, dated April 29, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: April 24, 2020	By:	/s/ Darren R. Jamison
Name: Darren R. Jamison
Title: President and Chief Executive Officer